Exhibit 10.2

EXECUTION COPY

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of April 15, 2013, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “Borrower”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

R E C I T A L S

A. The Borrower, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Credit Agreement dated as of August 1, 2011, as amended by that certain Letter Agreement (Consent) dated as of September 30, 2011, that certain First Amendment to Credit Agreement dated as of November 15, 2011, that certain Second Amendment to Credit Agreement dated as of June 27, 2012, that Third Amendment and Waiver to Credit Agreement dated as of December 26, 2012, that certain Second Waiver to Credit Agreement dated as of January 24, 2013 and that certain Third Waiver to Credit Agreement dated as of March 29, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrower.

B. The Borrower, Parent, the Administrative Agent and the Required Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as more fully described herein.

C. The Lenders signatory hereto and the Administrative Agent are willing to consent to each such amendment under the Credit Agreement as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles, schedules, exhibits and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement as of the Fourth Amendment Effective Date. As of the Fourth Amendment Effective Date, the Credit Agreement is amended as follows:

2.1 Amendments to Section 1.01 (Defined Terms).

(a) The following definitions are hereby amended and restated in their entirety as follows:

“Aggregate Commitments” means the Commitments of all the Lenders. The Aggregate Commitments as of the Fourth Amendment Effective Date are $200,000,000. If the Equity Contribution Date shall not have occurred on or prior to September 30, 2013, then on October 1, 2013, the Aggregate Commitments shall be deemed to be reduced to $175,000,000 (if such amount is lower than the Aggregate Commitments immediately prior thereto) pursuant to Section 2.05.

“Applicable Rate” means, from time to time, the following percentages per annum, based upon the Consolidated Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Pricing Level	Consolidated Total Leverage Ratio	Commitment Fee	Eurodollar Rate Loans / Letters of Credit	Base Rate Loans
1	>6.00:1	0.50%	4.75%	3.75%
2	>5.00:1 but < 6.00:1	0.50%	4.25%	3.25%
3	>4.00:1 but < 5.00:1	0.50%	3.75%	2.75%
4	>3.50:1 but < 4.00:1	0.50%	3.50%	2.50%
5	>3.00:1 but <3.50:1	0.50%	3.25%	2.25%
6	>2.50:1 but <3.00:1	0.50%	3.00%	2.00%
7	>2.00:1 but <2.50:1	0.50%	2.75%	1.75%
8	<2.00:1	0.50%	2.50%	1.50%

provided, that for the period beginning on the Fourth Amendment Effective Date through the date the Compliance Certificate is delivered for the fiscal quarter ending March 31, 2013, the Pricing Level shall be Pricing Level 3. Any increase or decrease in the Applicable Rate resulting from a change in the Consolidated Total Leverage Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 6.02(a); provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section and such failure continues for two (2) Business Days, then Pricing Level 1 shall apply as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered and shall remain in effect until the date on which such Compliance Certificate is delivered.

“Consolidated Total Indebtedness” means, as of any date of determination, an amount equal to the sum of all Indebtedness of Parent and its Subsidiaries (on a consolidated basis); provided, that Consolidated Total Indebtedness shall not include (a) the Convertible Preferred Units or (b) the Transmission Bonds and other unsecured surety bonds relating to the business of the High Point Subsidiaries.

“Partnership Agreement” means the Third Amended and Restated Partnership Agreement of Parent, dated as of April 15, 2013.

“Permitted Investor Group” shall mean ArcLight Capital Partners, LLC, a Delaware limited liability company, one or more investment funds administered and managed, directly or indirectly, by ArcLight Capital Partners, LLC and any Affiliate of ArcLight Capital Partners, LLC or any such investment fund, in each case excluding portfolio companies of the foregoing.

“Prepayment Notice” shall have the meaning set forth in Section 2.04(g).

“Third Waiver” means the Third Waiver to Credit Agreement, dated as of March 29, 2013, by and among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto; provided, however, that as of the Fourth Amendment Effective Date, the Third Waiver shall terminate and have no further force or effect.

“Total Outstandings” means the aggregate Outstanding Amount of all Loans and all L/C Obligations. Until the Equity Contribution Date, Total Outstandings shall not be permitted to exceed $175,000,000.

(b) The definition of “Consolidated EBITDA” is hereby amended by adding the following at the end thereof:

“Consolidated EBITDA for the fiscal quarters ending March 31, 2013, June 30, 2013 and September 30, 2013 shall be equal to Consolidated EBITDA for the most recently ended fiscal quarter multiplied by 4, the two most recently ended fiscal quarters multiplied by 2, and the three most recently ended fiscal quarters multiplied by 4/3, respectively. Consolidated EBITDA in respect of the High Point Subsidiaries shall be included on a pro forma basis as if the High Point Subsidiaries were owned by Parent beginning on January 1, 2013 and shall be based on actual Consolidated EBITDA of the High Point Subsidiaries. Notwithstanding anything to the contrary in this Agreement, (x) Consolidated EBITDA for four quarter periods ending during or after calendar year 2013 shall not include any insurance proceeds attributable to any event occurring prior to January 1, 2013, (y) Consolidated EBITDA shall be deemed to exclude the effect of any one-time non-recurring expenses of Parent and its Subsidiaries incurred in connection with the Fourth Amendment and the 2013 Acquisition Transactions and (z) Consolidated EBITDA shall not include any fees or expenses paid by Parent and its Subsidiaries pursuant to the arrangements described in Section 3.1 of the Fourth Amendment.”

(c) The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:

“2013 Acquisition Transactions” means (i) the purchase by High Point Infrastructure Partners, LLC of 4,526,066 Subordinated Units and 90% of the outstanding membership interests of the General Partner pursuant to the 2013 High Point Purchase Agreement and (ii) the contribution by High Point Infrastructure Partners, LLC of cash and certain assets identified in the 2013 High Point Contribution Agreement to Parent in exchange for the Convertible Preferred Units pursuant to the 2013 High Point Contribution Agreement.

“2013 High Point Contribution Agreement” means the Contribution Agreement, dated as of April 15, 2013, by and between High Point Infrastructure Partners, LLC and Parent.

“2013 High Point Purchase Agreement” means the Purchase Agreement, dated as of April 15, 2013, by and between High Point Infrastructure Partners, LLC and AIM.

“AIM” means AIM Midstream Holdings, LLC, a Delaware limited liability company.

“Convertible Preferred Units” means the 5,142,857 Series A Convertible Preferred Units issued by the Parent pursuant to the Partnership Agreement.

“Equity Contribution Date” means the date, if any, after the Fourth Amendment Effective Date and on or prior to September 30, 2013, on which the Borrower has received from Parent (and Parent has received directly or indirectly from AIM) a cash contribution equal to at least $12,500,000, and such amount shall have been applied to prepay the Loans pursuant to Section 2.04(a).

“Fourth Amendment” means the Fourth Amendment to Credit Agreement dated as of April 15, 2013, by and among the Parent, the Borrower, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning specified in the Fourth Amendment.

“High Point Subsidiaries” means High Point Gas Transmission Holdings, LLC, a Delaware limited liability company, High Point Gas Transmission, LLC, a Delaware limited liability company, High Point Gas Gathering Holdings, LLC, a Delaware limited liability company and High Point Gas Gathering, L.L.C., a Texas limited liability company.

“Subordinated Units” means subordinated units of Parent.

“Transmission Bond” means that certain Performance Bond in the amount of $15,000,000 dated October 31, 2012 by and among High Point Gas Transmission, LLC, as Principal, Argonaut Insurance Company, as Surety, and Southern Natural Gas Company, as Obligee, to provide support for certain contractual obligations of High Point Gas Transmission, LLC to Southern Natural Gas Company.

2.2 Amendments to Section 2.04.

(a) Section 2.04 of the Credit Agreement is hereby amended by amending and restating each of clauses (c) and (d) thereof in their entirety as follows:

“(c) Upon the occurrence of any Disposition by Parent or any of its Subsidiaries which results in the realization of Net Cash Proceeds, the Borrower shall prepay the Loans by an amount equal to 100% of such Net Cash Proceeds immediately upon receipt thereof by such Person, provided, however, that prepayments under this Section 2.04(c) shall not be required until the aggregate amount of unapplied Net Cash Proceeds exceeds $3,000,000. The provisions of this section do not constitute consent to any Dispositions by the Parent or any of its Subsidiaries not otherwise permitted hereunder.”

“(d) Upon any Extraordinary Receipt received by or paid to or for the account of Parent or any of its Subsidiaries not otherwise included in this Section, the Borrower shall prepay an aggregate principal amount of Loans equal to such Extraordinary Receipt immediately upon receipt thereof by Parent or such Subsidiary; provided, however, that prepayments under this Section 2.04(d) shall not be required until the aggregate amount of unapplied Extraordinary Receipts exceeds $3,000,000.”

(b) Section 2.04 of the Credit Agreement is hereby amended by adding the following new clause (e) immediately following clause (d) thereof:

“(e) Upon the incurrence or issuance by Parent or any of its Subsidiaries of any Indebtedness (other than Indebtedness expressly permitted to be incurred or issued pursuant to Section 7.03), the Borrower shall prepay the Loans by an amount equal to 100% of all Net Cash Proceeds received therefrom immediately upon receipt thereof by such Person.”

(c) Section 2.04 of the Credit Agreement is hereby amended by deleting “(e)” at the beginning of clause (e) thereof and replacing it with “(f)”.

(d) Section 2.04 of the Credit Agreement is hereby amended by deleting “(f)” at the beginning of clause (f) thereof and replacing it with “(g)”.

2.3 Amendment to Section 7.01. Section 7.01 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (t) thereof, adding “and” at the end of clause (u) thereof, and adding a new clause (v) thereto as follows:

“(v) Liens in deposit or escrow accounts in the minimum amounts required in connection with the Transmission Bond, not to exceed $15,000,000.”

2.4 Amendment to Section 7.02. (a) Section 7.02 of the Credit Agreement is hereby amended by amending and restating clause (g)(iv) thereto as follows:

“(iv) (A) (I) immediately before and immediately after giving pro forma effect to any such purchase or other acquisition, no Default shall have occurred and be continuing and the representations and warranties set forth in the Loan Documents shall be true and correct, (II) immediately after giving effect to such purchase or other acquisition, Parent and its Subsidiaries shall be in pro forma compliance with all of the covenants set forth in Sections 7.19 and (III) without limiting clause (II) above, immediately after giving effect to such purchase or other acquisition, Parent and its Subsidiaries shall be in pro forma compliance with a Consolidated Total Leverage Ratio of less than or equal to 4.50 to 1.00, and (B) immediately prior to the consummation of such purchase or other acquisition, the Borrower shall have delivered to the Administrative Agent and the Lenders a certificate with respect to the matters set forth in clause (A) above;”

(b) Section 7.02 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (h) thereof, adding “and” at the end of clause (i) thereof, and adding a new clause (j) thereto as follows:

“(j) the 2013 Acquisition Transactions.”

2.5 Amendment to Section 7.03. (a) Section 7.03 of the Credit Agreement is hereby amended by amending and restating clause (k) thereto as follows:

“(k)(i) Insurance Premium Financing Debt not to exceed $5,000,000 at any one time outstanding and (ii) the Convertible Preferred Units;”

(b) Section 7.03 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (i) thereof, replacing a period with “; and” at the end of clause (l) thereof, and adding a new clause (m) thereto as follows:

“(m) Indebtedness in respect of the Transmission Bond, not to exceed $15,000,000 at any time outstanding.”

2.6 Amendment to Section 7.05. Section 7.05 of the Credit Agreement is hereby amended by deleting the words “or reinvestment” from clause (c)(iv) thereof.

2.7 Amendment to Section 7.06. (a) Section 7.06 of the Credit Agreement is hereby amended by deleting the word “and” at the end of clause (g) thereof, adding “and” at the end of clause (h) thereof, and adding a new clause (i) thereto as follows:

“(i) Parent may declare and make paid-in-kind distributions of additional Convertible Preferred Units on the Convertible Preferred Units, in each case in accordance with the terms of the Convertible Preferred Units and subject to Section 7.15.”

(b) Section 7.06 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

“Notwithstanding anything to the contrary in this Agreement or the other Loan Documents, (x) no cash distributions shall be made on the Convertible Preferred Units with respect to the quarter ending March 31, 2013 and (y) with respect to each of the quarters ending March 31, 2013, June 30, 2013, September 30, 2013 and December 31, 2013, unless at or prior to such time at least 20% of the Subordinated Units in existence as of the Fourth Amendment Effective Date have been permanently canceled, aggregate cash distributions on either the Convertible Preferred Units or the Subordinated Units, which election shall be made by Parent, shall be reduced by $400,000 for each such fiscal quarter. Cash distributions that are not permitted pursuant to the preceding sentence may not be replaced by additional paid-in-kind distributions.”

2.8 Amendment to Section 7.15. Section 7.15 of the Credit Agreement is hereby amended by deleting the word “or” at the end of clause (b) thereof and replacing it with “,”, and adding a new clause (d) at the end of clause (c) thereof as follows:

“or (d) amend, modify or otherwise change, or consent to any amendment, modification or change to (or otherwise permit) the terms of the Convertible Preferred Units in a manner that could reasonably be expected to be adverse to the Lenders, the Parent or its subsidiaries.”

2.9 Amendment to Section 7.19. Section 7.19 of the Credit Agreement is hereby amended by amending and restating clause (b) thereof as follows:

“(b) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of Parent to be greater than the ratio set forth below opposite the applicable fiscal quarter:

Fiscal Quarter Ending	Maximum Consolidated Total Leverage Ratio
June 30, 2013	5.90:1.00
September 30, 2013	5.90:1.00
December 31, 2013	5.75:1.00
March 31, 2014	5.75:1.00
June 30, 2014	5.75:1.00
September 30, 2014	5.50:1.00
December 31, 2014	5.25:1.00
March 31, 2015 and each fiscal quarter thereafter	4.50:1.00

Section 3. Additional Covenants as of the Fourth Amendment Effective Date. As of the Fourth Amendment Effective Date, notwithstanding anything in the Credit Agreement or any other Loan Document to the contrary:

3.1 The Borrower hereby acknowledges that the Administrative Agent or its counsel may, at the Administrative Agent’s sole discretion, engage FTI Consulting to advise and assist the Administrative Agent and its counsel with their on-going assessment of the Borrower’s financial performance and its ability to repay the Obligations. The Borrower shall fully cooperate with such consultant and acknowledges that it is not entitled to receive any conclusions reached or reports prepared by such consultant, all of which shall be covered by the attorney work-product privilege. The Borrower further acknowledges that it shall pay, within 30 days of receipt of such consultant’s invoice, any and all reasonable fees and expenses of such consultant in accordance with the Credit Agreement.

3.2 From and after the Fourth Amendment Effective Date, Parent and the Borrower agree that Total Outstandings shall not exceed the amount set forth in the definition thereof, as applicable.

Section 4. Conditions Precedent. This Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):

4.1 The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the Required Lenders, the Parent and the Borrower.

4.2 The Administrative Agent shall have received such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party.

4.3 The 2013 Acquisition Transactions (as defined above) shall have been consummated, and the Partnership Agreement shall have been adopted including to effect the issuance of the Convertible Preferred Units (as defined above). Such transactions shall be consummated in compliance with all applicable Law, with all conditions thereto being satisfied (or waived with the approval of the Required Lenders) and shall otherwise be satisfactory to the Administrative Agent and the Required Lenders. True and correct copies of all documents executed in connection with the foregoing shall have been delivered to the Administrative Agent and the Lenders.

4.4 The Borrower shall have received Net Cash Proceeds from a cash contribution to Parent by the Permitted Investor Group (as defined above) in an aggregate amount of at least $10,000,000, which Net Cash Proceeds shall have been applied to prepay the Loans.

4.5 The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including (a) to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement, (b) all fees required to be paid pursuant to the terms of that certain Fee Letter, dated on or about the date hereof, among the Borrower, Parent, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith and (c) an amount equal to 0.25% of the principal amount of the Commitments of each Lender, after giving effect to this Amendment, that executes this Amendment on or prior to the date first written above, which fees shall be paid to the Administrative Agent for the account of each such Lender and shall be fully earned on the Fourth Amendment Effective Date.

4.6 The Administrative Agent shall have received copies of all Uniform Commercial Code, judgment and tax lien searches as it may request.

4.7 The Administrative Agent shall be satisfied that the Indebtedness under the Credit Agreement, dated as of December 10, 2012, among High Point Infrastructure Partners, LLC, as borrower, the lenders party thereto and Citibank, N.A., as administrative agent shall have been repaid in full, all commitments thereunder shall have been terminated, and all Liens securing any such indebtedness shall have been fully released and discharged.

If the Fourth Amendment Effective Date shall not have occurred on or before April 16, 2013, the Fourth Amendment shall be void for all purposes.

Section 5. Post-Effectiveness Covenants.

5.1 Parent and Borrower hereby covenant to satisfy the following within 15 days following the Fourth Amendment Effective Date:

(a) The Administrative Agent shall have received from each High Point Subsidiary an executed counterpart of the Guaranty and Collateral Agreement or a joinder thereto in form and substance satisfactory to the Administrative Agent.

(b) The Administrative Agent shall have received (i) all necessary financing statements in respect of each High Point Subsidiary and (ii) all judgment, tax and lien searches in respect of each High Point Subsidiary reasonably requested by the Administrative Agent.

(c) The Administrative Agent shall have received, in form satisfactory to the Administrative Agent, evidence that all insurance required to be held by the High Point Subsidiaries pursuant to the Credit Agreement has been obtained and is in full force and effect, including certificates of insurance naming the Collateral Agent, on behalf of the Lenders, as loss payee and as an additional insured, as the case may be, under all insurance policies maintained with respect to the assets and properties of the High Point Subsidiaries that constitute Collateral.

(d) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and each L/C Issuer, the favorable written opinion of Andrews Kurth LLP, special counsel to the Loan Parties, covering such matters relating to the High Point Subsidiaries, the Loan Parties, this Amendment and the Loan Documents as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(e) The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with this Section 5.1.

(f) The Administrative Agent shall have received a Perfection Certificate, duly executed by a Responsible Officer, in form and substance satisfactory to the Administrative Agent.

(g) With respect to the High Point Subsidiaries, the Administrative Agent shall have received documents of the types referred to in clauses (iv) and (v) of Section 4.01(a) of the Credit Agreement, in form and substance satisfactory to the Administrative Agent.

(h) The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower setting forth all assets of the Parent and its subsidiaries that are not subject to a perfected security interest in favor of the Collateral Agent for the benefit of the Secured Parties, and listing the book value of each such asset, in form satisfactory to the Administrative Agent. The Borrower agrees to evaluate in good faith with the Administrative Agent whether any asset identified in such certificate can be pledged to the Collateral Agent for the benefit of the Secured Parties without undue burden on the Borrower, and to the extent such pledge is agreed, within a reasonable time frame thereafter, to take such actions as may be reasonably requested by the Administrative Agent to grant a perfected first priority (subject to Liens permitted by Section 7.01 of the Credit Agreement) security interest in such assets to the Collateral Agent for the benefit of the Secured Parties (such actions, the “Further Collateral Actions”); provided, that assets identified in such certificate that were acquired by Parent and its Subsidiaries after August 1, 2011 and fall within the $5,000,000 aggregate exception pursuant to Section 6.14 of the Credit Agreement, shall in any case not be subject to Further Collateral Actions pursuant to this Section 5.1(h).

5.2 Parent and Borrower hereby covenant to satisfy the following as soon as reasonably practicable, and in any case within 75 days following the Fourth Amendment Effective Date:

(a) The Administrative Agent shall have received (i) any Security Documents, amendments thereto or related deliverables reasonably requested by the Administrative Agent and not otherwise required pursuant to Section 5.1 for the creation, continuation and perfection of Liens in favor of the Secured Parties as contemplated by the Loan Documents, including Control Agreements, in each case, duly completed and executed (as applicable) in sufficient number of counterparts and in proper form for recording, if necessary, in form and substance satisfactory to the Administrative Agent, and (ii) all other information that would have been required pursuant to Section 4.01(a)(iii) of the Credit Agreement if the High Point Subsidiaries had existed and the 2013 Acquisition Transactions had occurred prior to the initial Credit Extension under the Credit Agreement, as may be reasonably requested by the Administrative Agent.

(b) The Administrative Agent shall have received, on behalf of itself, the Collateral Agent, the Lenders and the L/C Issuer, the favorable written opinion of (i) Andrews Kurth LLP, special counsel to the Loan Parties, and (ii) such local counsel as the Administrative Agent shall reasonably request, in each case, covering such matters relating to the items to be delivered pursuant to Section 5.2(a)(i) above as the Administrative Agent shall reasonably request and in form and substance satisfactory to the Administrative Agent. The Borrower hereby requests such counsel to deliver such opinions.

(c) The Borrower shall have paid or made arrangements to pay all applicable recording taxes, fees, charges, costs and expenses required for the recording of any Security Documents or amendments or modifications thereto to be recorded in accordance with this Section 5.2.

(d) The Administrative Agent and the Lenders shall have received unaudited financial statements of High Point Infrastructure Partners, LLC for the first fiscal quarter of 2013, in form and substance reasonably satisfactory to the Administrative Agent.

Section 6. Waiver. The Lenders hereby waive compliance by the Parent and the Borrower with (a) Section 6.01(a) of the Credit Agreement for the fiscal year ended December 31, 2012; provided that the deliverables required by such Section for such fiscal year are delivered to the Administrative Agent on or prior to April 19, 2013 and (b) Section 7.19(b) of the Credit Agreement (as in effect prior to this Amendment), as of the end of the fiscal quarters ending December 31, 2012 and March 31, 2013. For clarity, the Lenders are not providing any waivers with respect to Parent and the Borrower’s compliance with Section 7.19(b) of the Credit Agreement as of the end of the fiscal quarter ending June 30, 2013 or any fiscal quarter ending thereafter.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Loan Documents, as waived and amended hereby, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment, without any other amendment or modification thereof.

7.2 Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. Each of the Borrower, Parent and each Guarantor hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date and (ii) (A) as of the date hereof, no Default has occurred and is continuing and (B) immediately after giving effect to this Amendment, no Default will have occurred and be continuing.

7.3 Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrower or any of its officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

7.4 Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

7.5 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.6 GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.7 Payment of Fees. All fees payable under this Amendment shall be payable in U.S. dollars in immediately available funds, free and clear of and without deduction for any and all present or future applicable taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto (with appropriate gross-up for withholding taxes). All of the fees described above in this Amendment shall be nonrefundable for any reason whatsoever and shall be in addition to any other fees, costs and expenses payable pursuant to the Credit Agreement or any other Loan Document.

7.8 RELEASE. IN CONSIDERATION OF, AMONG OTHER THINGS, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT AND THE LENDERS’ EXECUTION AND DELIVERY OF THIS AMENDMENT, THE PARENT AND THE BORROWER, ON BEHALF OF ITSELF AND ITS SUBSIDIARIES, HEREBY FOREVER AGREES AND COVENANTS NOT TO SUE OR PROSECUTE AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY LENDER OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS AND “CONTROLLING PERSONS” (WITHIN THE MEANING OF FEDERAL SECURITIES LAWS), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND EACH AND ALL OF THE OFFICERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS, ATTORNEYS AND OTHER REPRESENTATIVES OF EACH OF THE FOREGOING IN THEIR RESPECTIVE CAPACITIES AS SUCH (COLLECTIVELY, THE “RELEASEES” AND EACH A “RELEASEE”) AND HEREBY FOREVER WAIVES, RELEASES AND DISCHARGES, TO THE FULLEST EXTENT PERMITTED BY LAW, EACH RELEASEE FROM ANY AND ALL CLAIMS, ACTIONS, SUITS, DEMANDS, CONTROVERSIES, TRESPASSES, JUDGMENTS, COSTS OR EXPENSES WHATSOEVER, THAT THE PARENT, THE BORROWER, OR ITS RESPECTIVE SUBSIDIARIES, NOW HAS OR HEREAFTER MAY HAVE, OF WHATSOEVER NATURE AND KIND, WHETHER KNOWN OR UNKNOWN, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER ARISING AT LAW OR IN EQUITY, AGAINST THE RELEASEES, BASED IN WHOLE OR IN PART ON FACTS, WHETHER OR NOT NOW KNOWN, EXISTING ON OR BEFORE THE FOURTH AMENDMENT EFFECTIVE DATE, THAT RELATE TO, ARISE OUT OF OR OTHERWISE ARE IN CONNECTION WITH: (I) ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY OR ANY ACTIONS OR OMISSIONS IN CONNECTION THEREWITH OR (II) ANY ASPECT OF THE DEALINGS OR RELATIONSHIPS BETWEEN OR AMONG THE PARENT, THE BORROWER AND THE OTHER LOAN PARTIES, ON THE ONE HAND, AND ANY OR ALL OF THE RELEASEES, ON THE OTHER HAND, RELATING TO ANY OR ALL OF THE LOAN DOCUMENTS OR TRANSACTIONS CONTEMPLATED THEREBY.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM, LLC, as Borrower

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Sr. Vice President & CFO

AMERICAN MIDSTREAM PARTNERS, LP, as Parent

By:	American Midstream GP, LLC, a Delaware limited liability company, its sole general partner

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Sr. Vice President & CFO

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN MIDSTREAM MARKETING, LLC,

AMERICAN MIDSTREAM (ALABAMA GATHERING), LLC,
AMERICAN MIDSTREAM (ALABAMA INTRASTATE), LLC,
AMERICAN MIDSTREAM (ALATENN), LLC,
AMERICAN MIDSTREAM (LOUISIANA INTRASTATE), LLC,
AMERICAN MIDSTREAM (MIDLA), LLC,
AMERICAN MIDSTREAM (MISSISSIPPI), LLC,
AMERICAN MIDSTREAM (SIGCO INTRASTATE), LLC,
AMERICAN MIDSTREAM (TENNESSEE RIVER), LLC,
AMERICAN MIDSTREAM ONSHORE PIPELINES, LLC,
MID LOUISIANA GAS TRANSMISSION, LLC,
AMERICAN MIDSTREAM (BURNS POINT), LLC,

AMERICAN MIDSTREAM CHATOM, LLC,

AMERICAN MIDSTREAM MADISON, LLC, each as a Loan Party and

Each By:	American Midstream, LLC, a Delaware limited liability company, each of its sole member

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Sr. Vice President & CFO

[Signature Page to Fourth Amendment to Credit Agreement]

AMERICAN MIDSTREAM OFFSHORE (SEACREST), LP, as a Loan Party and

By: American Midstream, LLC, a Delaware limited liability company, its general partner

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Sr. Vice President & CFO

AMERICAN MIDSTREAM CHATOM UNIT 1, LLC,

AMERICAN MIDSTREAM CHATOM UNIT 2, LLC, each as a Loan Party and

Each By: American Midstream Chatom, LLC, a Delaware limited liability company, each of its sole member

By: American Midstream, LLC, a Delaware limited liability company, its sole member

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Sr. Vice President & CFO

AMERICAN MIDSTREAM FINANCE CORPORATION, as a Loan Party

By:	/s/ Daniel C. Campbell
Name:	Daniel C. Campbell
Title:	Sr. Vice President & CFO

[Signature Page to Fourth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ Angela Lau
Name:	Angela Lau
Title:	Vice President

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BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Tyler D. Levings
Name:	Tyler D. Levings
Title:	Director

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CITIBANK, N.A.,
as a Co-Syndication Agent and a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-In-Fact

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COMERICA BANK,
as a Co-Syndication Agent and a Lender

By:	/s/ Caroline M. McClurg
Name:	Caroline M. McClurg
Title:	Senior Vice President

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COMPASS BANK,
as a Co-Documentation Agent and a Lender

By:	/s/ James Neblett
Name:	James Neblett
Title:	Vice President

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CAPITAL ONE, NATIONAL ASSOCIATION,
as a Co-Documentation Agent and a Lender

By:	/s/ Wesley Fontana
Name:	Wesley Fontana
Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Co-Documentation Agent and a Lender

By:	/s/ Saqib Khawaja
Name:	SAQIB KHAWAJA
Title:	VICE PRESIDENT

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Lenard Weiner
Name:	Lenard Weiner
Title:	Senior Vice President

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RAYMOND JAMES BANK, N.A.,
as a Lender

By:	/s/ H. Fred Coble, Jr.
Name:	H. Fred Coble, Jr.
Title:	Senior Vice President

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